Exhibit 99.1

The tables below reflect IAC on a continuing operations basis excluding Angi described in Item 7.01 of this Form 8-K. The information presented below should be read in conjunction with IAC Inc.'s historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

	2022	2023					2024
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
	(Unaudited; in thousands)
Revenue
Dotdash Meredith	$1,934,699	$387,582	$413,998	$417,457	$475,856	$1,694,893	$390,540	$425,161	$439,463	$522,065	$1,777,229
Care.com	362,570	94,547	87,620	101,558	91,314	375,039	92,527	87,650	95,746	93,697	369,620
Search	731,431	152,475	177,036	166,068	133,459	629,038	108,473	101,756	88,284	89,186	387,699
Emerging & Other	323,386	59,484	60,283	56,867	52,827	229,461	34,014	19,886	18,565	16,563	89,028
Inter-segment eliminations	(8,265)	(2,219)	(2,417)	(2,446)	(1,946)	(9,028)	(1,264)	(60)	(58)	(73)	(1,455)
Total revenue	$3,343,821	$691,869	$736,520	$739,504	$751,510	$2,919,403	$624,290	$634,393	$642,000	$721,438	$2,622,121

Operating (loss) income
Dotdash Meredith(a)(b)	$(188,091)	$(111,234)	$(17,820)	$(3,573)	$(18,111)	$(150,738)	$(20,829)	$18,338	$22,061	$87,304	$106,874
Care.com	31,189	17,546	5,836	16,489	5,333	45,204	13,071	328	15,732	4,613	33,744
Search	83,398	10,770	13,961	12,011	7,456	44,198	4,356	4,624	2,389	6,037	17,406
Emerging & Other	(137,343)	(6,101)	(2,483)	(13,637)	(563)	(22,784)	(21,081)	(6,773)	(2,618)	(7,223)	(37,695)
Corporate	(144,289)	(37,772)	(40,278)	(35,740)	(39,873)	(153,663)	(38,938)	(38,006)	(29,418)	(42,645)	(149,007)
Total operating (loss) income	$(355,136)	$(126,791)	$(40,784)	$(24,450)	$(45,758)	$(237,783)	$(63,421)	$(21,489)	$8,146	$48,086	$(28,678)

Stock-based compensation expense
Dotdash Meredith	$(21,755)	$(5,091)	$(5,570)	$(6,411)	$(6,429)	$(23,501)	$(7,349)	$(6,680)	$(5,832)	$(5,964)	$(25,825)
Care.com	—	—	—	—	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—	—	—	—	—
Emerging & Other	(507)	(352)	(355)	(436)	(457)	(1,600)	(410)	(253)	(478)	(485)	(1,626)
Corporate	(48,546)	(10,621)	(14,138)	(11,374)	(12,328)	(48,461)	(11,751)	(13,494)	(11,897)	(13,152)	(50,294)
Total stock-based compensation expense	$(70,808)	$(16,064)	$(20,063)	$(18,221)	$(19,214)	$(73,562)	$(19,510)	$(20,427)	$(18,207)	$(19,601)	$(77,745)

Depreciation
Dotdash Meredith(b)	$(41,385)	$(33,366)	$(16,868)	$(8,728)	$(11,295)	$(70,257)	$(8,555)	$(6,018)	$(5,714)	$(6,017)	$(26,304)
Care.com	(1,609)	(674)	(531)	(618)	(1,415)	(3,238)	(1,810)	(1,045)	(1,058)	(2,044)	(5,957)
Search	(88)	(21)	(21)	(22)	(21)	(85)	(21)	(21)	(62)	—	(104)
Emerging & Other	(82)	(23)	(24)	(21)	(135)	(203)	(23)	(13)	(19)	(10)	(65)
Corporate	(9,552)	(1,653)	(1,660)	(1,791)	(2,050)	(7,154)	(2,315)	(2,027)	(2,024)	(2,042)	(8,408)
Total depreciation	$(52,716)	$(35,737)	$(19,104)	$(11,180)	$(14,916)	$(80,937)	$(12,724)	$(9,124)	$(8,877)	$(10,113)	$(40,838)

	2022	2023					2024
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
	(Unaudited; in thousands)
Amortization of intangibles
Dotdash Meredith	$(277,712)	$(49,660)	$(49,474)	$(56,697)	$(123,906)	$(279,737)	$(35,167)	$(35,388)	$(35,034)	$(30,828)	$(136,417)
Care.com	(14,101)	(2,122)	(1,893)	(1,894)	(1,854)	(7,763)	(1,552)	(1,322)	(1,321)	(1,285)	(5,480)
Search	—	—	—	—	—	—	—	—	—	—	—
Emerging & Other	(1,464)	(162)	(153)	(149)	(48)	(512)	(9)	—	—	—	(9)
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total amortization of intangibles	$(293,277)	$(51,944)	$(51,520)	$(58,740)	$(125,808)	$(288,012)	$(36,728)	$(36,710)	$(36,355)	$(32,113)	$(141,906)

Acquisition-related contingent consideration fair value adjustment
Dotdash Meredith	$612	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Care.com	—	—	—	—	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—	—	—	—	—
Emerging & Other	—	—	—	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total acquisition-related contingent consideration fair value adjustment	$612	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Goodwill impairment
Dotdash Meredith	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Care.com	—	—	—	—	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—	—	—	—	—
Emerging & Other	(86,748)	—	—	(9,000)	—	(9,000)	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total goodwill impairment	$(86,748)	$—	$—	$(9,000)	$—	$(9,000)	$—	$—	$—	$—	$—

Adjusted EBITDA(c)
Dotdash Meredith(a)	$152,149	$(23,117)	$54,092	$68,263	$123,519	$222,757	$30,242	$66,424	$68,641	$130,113	$295,420
Care.com	46,899	20,342	8,260	19,001	8,602	56,205	16,433	2,695	18,111	7,942	45,181
Search	83,486	10,791	13,982	12,033	7,477	44,283	4,377	4,645	2,451	6,037	17,510
Emerging & Other	(48,542)	(5,564)	(1,951)	(4,031)	77	(11,469)	(20,639)	(6,507)	(2,121)	(6,728)	(35,995)
Corporate	(86,191)	(25,498)	(24,480)	(22,575)	(25,495)	(98,048)	(24,872)	(22,485)	(15,497)	(27,451)	(90,305)
Total Adjusted EBITDA	$147,801	$(23,046)	$49,903	$72,691	$114,180	$213,728	$5,541	$44,772	$71,585	$109,913	$231,811

The following table reconciles net (loss) earnings attributable to IAC shareholders to operating (loss) income to Adjusted EBITDA:

	2022	2023					2024
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
	(Unaudited; in thousands)
Net (loss) earnings attributable to IAC shareholders	$(1,170,170)	$417,775	$(89,045)	$(390,538)	$327,750	$265,942	$45,031	$(142,232)	$(243,719)	$(198,977)	$(539,897)
Add back:
Net (loss) earnings attributable to noncontrolling interest	(22,285)	(2,456)	(2,585)	(1,484)	(1,100)	(7,625)	(59)	765	6,274	(413)	6,567
Earnings from discontinued operations, net of tax(d)(e)	116,046	11,673	12,286	4,379	8,212	36,550	4,472	(3,225)	(38,784)	(2,301)	(39,838)
Income tax (benefit) provision	(311,263)	137,852	(22,048)	(113,784)	96,142	98,162	46,527	(40,432)	(86,169)	(61,797)	(141,871)
Other expense (income), net	218,963	(19,938)	(5,797)	(21,564)	660	(46,639)	(30,321)	(50,123)	(10,384)	(7,708)	(98,536)
Unrealized loss (gain) on investment in MGM Resort International	723,515	(704,840)	32,362	463,421	(512,611)	(721,668)	(163,751)	179,284	346,272	287,373	649,178
Interest expense	90,058	33,143	34,043	35,120	35,189	137,495	34,680	34,474	34,656	31,909	135,719
Operating (loss) income	(355,136)	(126,791)	(40,784)	(24,450)	(45,758)	(237,783)	(63,421)	(21,489)	8,146	48,086	(28,678)
Add back:
Stock-based compensation expense	70,808	16,064	20,063	18,221	19,214	73,562	19,510	20,427	18,207	19,601	77,745
Depreciation	52,716	35,737	19,104	11,180	14,916	80,937	12,724	9,124	8,877	10,113	40,838
Amortization of intangibles	293,277	51,944	51,520	58,740	125,808	288,012	36,728	36,710	36,355	32,113	141,906
Acquisition-related contingent consideration fair value adjustment	(612)	—	—	—	—	—	—	—	—	—	—
Goodwill impairment	86,748	—	—	9,000	—	9,000	—	—	—	—	—
Adjusted EBITDA	$147,801	$(23,046)	$49,903	$72,691	$114,180	$213,728	$5,541	$44,772	$71,585	$109,913	$231,811

(a)The 2022 operating loss of $188.1 million and Adjusted EBITDA of $152.1 million at Dotdash Meredith include $73.2 million of restructuring costs and $7.1 million of transaction-related costs associated with the acquisition of Meredith. Restructuring costs were related to several actions to improve efficiencies and better align Dotdash Meredith's cost structure following the acquisition of Meredith on December 1, 2021, including (i) the discontinuation of certain print publications and the shutdown of PeopleTV, (ii) a voluntary retirement program, (iii) the consolidation of certain leased spaces and (iv) a reduction in force plan. Q1 2023 operating loss of $111.2 million and Adjusted EBITDA loss of $23.1 million at Dotdash Meredith include $44.7 million of impairment charges of a right-of-use asset related to unoccupied leased office space.
(b)The 2022 operating loss of $188.1 million and depreciation of $41.4 million at Dotdash Meredith include $7.0 million of restructuring costs primarily related to the impairment of leasehold improvements and furniture and equipment related to the consolidation of certain leased spaces following the Meredith acquisition. Q1 2023 operating loss of $111.2 million and depreciation of $33.4 million at Dotdash Meredith include $25.3 million of impairment charges related to leasehold improvements and furniture and equipment related to unoccupied leased office space. Q2 2023 operating loss of $17.8 million and depreciation of $16.9 million at Dotdash Meredith include a $4.2 million write-off of certain leasehold improvements and furniture and equipment.
(c)Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. We believe this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Adjusted EBITDA has certain limitations because it excludes the impact of these expenses.
(d)On May 25, 2021, the Company completed the separation of its Vimeo business from the remaining businesses of the Company through a series of transactions that resulted in the transfer of its Vimeo business to Vimeo, Inc., (formerly named Vimeo Holdings, Inc., "Vimeo"), and Vimeo becoming an independent, separately traded public company through a spin-off from IAC. Vimeo was presented as discontinued operations within IAC's consolidated financial statements for all periods prior to May 25, 2021. Earnings from discontinued operations in 2022 include $2.7 million of income tax benefit related to the Company's allocation of certain federal and state net operating losses to Vimeo based on the filing of its 2021 tax returns.
(e)On March 31, 2025, IAC completed the previously announced spin-off of Angi, including Roofing, by means of a special dividend (the "Distribution") of all of the shares of Angi capital stock held by IAC to the holders of IAC common stock and IAC Class B common stock. As a result of the Distribution, IAC no longer owns any shares of Angi capital stock and Angi became an independent public company. The operations of Angi, including Roofing, which Angi sold on November 1, 2023 and IAC included in Emerging & Other following its sale, were presented as discontinued operations within IAC's consolidated financial statements for all periods prior to March 31, 2025.
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